SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2003

Echelon Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-29748	77-0203595
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

550 Meridian Ave., San Jose, California	95126
(Address of principal executive offices)	(Zip Code)

(408) 938-5200

Registrant’s telephone number, including area code:

(Former name or former address, if changed since last report.)

Item 7.	Exhibits.

(a)	Exhibits

Exhibit Number	Description

99.1	Press Release dated July 10, 2003.

Item 9.	Regulation FD Disclosure.

This disclosure is furnished pursuant to Regulation FD under Item 9 of Form 8-K. A copy of the press release issued by Echelon with respect to the successful resolution of a dispute with Enel S.p.A. is attached as an exhibit hereto and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECHELON CORPORATION

Dated: July 11, 2003	By:	/s/ OLIVER R. STANFIELD
Oliver R. Stanfield Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated July 10, 2003.